                              File Number: 333-144604

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                       Pre-Effective Amendment Number
                                                      ---

                       Post-Effective Amendment Number 1
                                                      ---
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                         Pre-Effective Amendment Number
                                                        ---

                            Post-Effective Number  1
                                                  ---

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas E. Bisset, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, D.C. 20004-2415

It  is proposed that this filing will become effective (check appropriate box):



    / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (date) pursuant to paragraph (b) of Rule 485
    / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 /X/ on May 1, 2008 pursuant to paragraph (a)(1) of Rule 485



If appropriate, check the following:



    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Variable Universal Life Insurance
Policies.

PROSPECTUS

MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     This prospectus describes a Variable Universal Life Insurance Policy (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life" "we" "us" or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

     You can allocate your Policy's accumulation value to one or more sub-accounts of the Minnesota Life Individual Variable Universal Life Account (the "Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Account will vary with the investment experience of the sub-accounts you select. You can also allocate your Policy's accumulation value to the guaranteed interest account, which credits a specific rate of interest and is part of Minnesota Life's general account.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:

[ADVANTUS(R) | CAPITAL MANAGEMENT LOGO]

ADVANTUS SERIES FUND, INC.
-    BOND PORTFOLIO -- CLASS 1 SHARES
-    INDEX 400 MID-CAP PORTFOLIO -- CLASS 1 SHARES
-    INDEX 500 PORTFOLIO -- CLASS 1 SHARES
-    INTERNATIONAL BOND PORTFOLIO -- CLASS 1 SHARES
-    MORTGAGE SECURITIES PORTFOLIO -- CLASS 1 SHARES
-    REAL ESTATE SECURITIES PORTFOLIO -- CLASS 1 SHARES

[ALLIANCEBERNSTEIN LOGO]
Investments

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
-    INTERNATIONAL VALUE PORTFOLIO -- CLASS A SHARES

[Fidelity(R) LOGO]
INVESTMENTS

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
-    EQUITY-INCOME PORTFOLIO -- INITIAL CLASS SHARES
-    MID CAP PORTFOLIO -- INITIAL CLASS SHARES

[ibbotson LOGO]
[ETF|allocation series LOGO]

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
-    IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I
     SHARES*
-    IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-    IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-    IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-    IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I
     SHARES*


[FRANKLIN TEMPLETON INVESTMENTS LOGO]
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-    FRANKLIN SMALL CAP VALUE SECURITIES FUND -- CLASS 1 SHARES


[JANUS LOGO]
JANUS ASPEN SERIES
-    INTERNATIONAL GROWTH PORTFOLIO -- INSTITUTIONAL SHARES
-    LARGE CAP GROWTH PORTFOLIO -- INSTITUTIONAL SHARES

[VAN KAMPEN LOGO]
INVESTMENTS

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-    EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES

[Vanguard(R) LOGO]
VANGUARD(R) VARIABLE INSURANCE FUND
-    BALANCED PORTFOLIO -- CLASS 1 SHARES
-    CAPITAL GROWTH PORTFOLIO -- CLASS 1 SHARES
-    DIVERSIFIED VALUE PORTFOLIO -- CLASS 1 SHARES
-    EQUITY INCOME PORTFOLIO -- CLASS 1 SHARES
-    HIGH YIELD BOND PORTFOLIO -- CLASS 1 SHARES
-    INTERNATIONAL PORTFOLIO -- CLASS 1 SHARES
-    MONEY MARKET PORTFOLIO -- CLASS 1 SHARES
-    SHORT-TERM INVESTMENT-GRADE PORTFOLIO -- CLASS 1 SHARES
-    SMALL COMPANY GROWTH PORTFOLIO -- CLASS 1 SHARES
-    TOTAL BOND MARKET INDEX PORTFOLIO -- CLASS 1 SHARES
-    TOTAL STOCK MARKET INDEX PORTFOLIO -- CLASS 1 SHARES

[W & R TARGET FUNDS, LOGO]
W&R TARGET FUNDS, INC.
-    W&R TARGET ASSET STRATEGY PORTFOLIO
-    W&R TARGET CORE EQUITY PORTFOLIO
-    W&R TARGET GLOBAL NATURAL RESOURCES PORTFOLIO
-    W&R TARGET GROWTH PORTFOLIO
-    W&R TARGET INTERNATIONAL VALUE PORTFOLIO
-    W&R TARGET SCIENCE AND TECHNOLOGY PORTFOLIO

* These Portfolios are structured as fund of funds that invest directly in shares of underlying funds. See the section entitled "General Descriptions -- The Funds" for additional information.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

          -    are not guaranteed to achieve their goals;

          -    are not federally insured;

          -    are not endorsed by any bank or government agency; and

          -    are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

MINNESOTA LIFE
400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098
PH 651/665-3500 - http:/www.minnesotalife.com


DATED: MAY 1, 2008

TABLE OF CONTENTS

   SUMMARY OF BENEFITS AND RISKS                                               1

   FEE TABLES                                                                  4

   GENERAL DESCRIPTIONS                                                        9
      Minnesota Life Insurance Company                                         9
      Individual Variable Universal Life Account                              10
      The Funds                                                               10
      Additions, Deletions or Substitutions                                   12
      The Guaranteed Interest Account and the Loan Account                    13
      Payments Made by Underlying Mutual Funds                                14

   INFORMATION ABOUT THE POLICY                                               15
      Variable Universal Life Insurance                                       15
      Policy Changes                                                          15
      Applications and Policy Issue                                           16
      Policy Premiums                                                         17
      Free Look                                                               18
      Accumulation Value                                                      19
      Transfers                                                               22

   DEATH BENEFIT                                                              24
      Death Benefit Proceeds                                                  24
      Death Benefit Options                                                   24
      Effect of Partial Surrenders on the Death Benefit                       29
      Choosing Death Benefit Options                                          29
      Changing the Death Benefit Option                                       29
      Increasing/Decreasing the Face Amount                                   29
      Settlement Options                                                      30
      Policy Loans                                                            30
      Surrender                                                               32
      Partial Surrender                                                       32
      Policy Charges                                                          33
      Other Policy Provisions                                                 37
      Supplemental Agreements                                                 38

   OTHER MATTERS                                                              39
      Federal Tax Status                                                      39
      Tax Treatment of Policy Benefits                                        40
      Voting Rights                                                           45
      Compensation Paid for the Sale of Policies                              45
      Legal Proceedings                                                       46
      Financial Statements                                                    47
      Registration Statement                                                  47

   STATEMENT OF ADDITIONAL INFORMATION                                        48

   APPENDIX -- GLOSSARY                                                      A-1

                 (This page has been left blank intentionally.)

SUMMARY OF BENEFITS AND RISKS

     The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called Accumulator VUL. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner, the beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for the accumulation of cash values; the Policy is not suitable as a short-term investment vehicle. You can lose some or all of your money.

     WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

     The Policy allows for the growth of accumulation value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The accumulation value of the Policy will fluctuate with the investment performance of the sub-accounts of the Account. You may transfer accumulation value among the sub-accounts and the guaranteed interest account, surrender all or part of your accumulation value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a face amount, however, the death benefit payable upon the death of the insured may be greater than the face amount, as described later in this prospectus.


     We offer eight Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit, Death Benefit Guarantee, Family Term -- Children, Interest Accumulation Agreement (available after September 1,
     2008), Overloan Protection, Term Insurance, Waiver of Charges and Waiver of Premium Agreements. There is no charge for the Accelerated Benefit Agreement. The Agreements may not be available in all states.


     We also offer several ways of receiving death benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

     In general, under the Internal Revenue Code (the "Code"), the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the accumulation value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, accumulation value builds up on a tax deferred basis and transfers of accumulation value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

     HOW CAN THE POLICY BE CHANGED?

     The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option under the Policy.

     WHAT MAKES THE POLICY VARIABLE?

     The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the accumulation value of the Policy may be invested in the sub-accounts of the Account. In turn, each sub-account invests exclusively in a corresponding Portfolio of a Fund. Thus, your accumulation value, to the extent invested in a sub-account, will vary with the positive or negative investment experience of the corresponding Portfolio.

     If you seek a fixed return on your accumulation value, you can allocate premiums and accumulation value to the guaranteed interest account, which credits a fixed rate of interest and is part of Minnesota Life's general account. See "Individual Variable Universal Life Account" and "The Funds" on page 9.

     With the guaranteed interest account, you do not bear the risk that adverse investment performance will lower your accumulation value invested in that account. See "The Guaranteed Interest Account and the Loan Account" on page 13.

     WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

     The Policy provides three death benefit options: the Level Option, the Increasing Option and the Sum of Premiums Option.

     Under the Level Option, the death benefit is the face amount of the Policy. If the Level Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options.

     Under the Increasing Option, the death benefit equals the face amount of the Policy plus the accumulation value at the time of death of the insured. If the Increasing Option is in effect, the death benefit payable will reflect the investment performance of the investment options in which accumulation value has been invested.

     The Sum of Premiums Option provides a death benefit equal to the face amount of the Policy plus the sum of all premiums paid less the sum of all partial surrenders. If the Sum of Premiums Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options. See "Death Benefit Options" on page 24.

     In order for your Policy to be considered life insurance under Code Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the death benefit qualification test for this Policy is the guideline premium test. The death benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of death benefit payable under the death benefit option you have chosen.

     DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

     Yes. You may transfer accumulation value among the available investment options or surrender the Policy at any time. You may also make a partial surrender of the accumulation value of the Policy after the first policy year. A surrender or partial surrender may have federal tax consequences. See "Federal Tax Status" on page 38. A Surrender Charge may apply if you surrender the Policy. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

     The maximum partial surrender that you may make at any time is equal to the accumulation value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the guaranteed interest account upon surrender or partial surrender for up to six months.

     You may also borrow an amount up to your accumulation value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status" on page 38.

     WHAT ARE SOME OF THE RISKS OF THE POLICY?

     Your accumulation value under the Policy, to the extent invested in the sub-accounts of the Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the sub-accounts may reduce your accumulation value under the Policy. You are also subject to the risk that the investment performance of the sub-accounts you select may be less favorable than that of other sub-accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your accumulation value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The death benefit may also increase and decrease with investment experience.

     There is the risk that the Policy may terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, termination will only occur when the accumulation value under the Policy, less the sum of any outstanding policy loans and unpaid policy loan interest, is insufficient to cover the monthly charges, and the subsequent grace period expires without sufficient payment being made. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding policy loan, there may be significant adverse tax consequences to the owner. Policy loans may also have a negative effect on a Policy's accumulation value, and may reduce the death benefit. See "Policy Premiums" on page 16.

     You may elect the Overloan Protection Agreement to prevent policy termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain and, it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should consult a tax adviser.

     Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the accumulation value and will reduce the death benefit and increase the risk of termination. See "Federal Tax Status" on page 38.

     There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard underwriting class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that the accumulation value is constructively received before it is actually received.

     The Policy may be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, sub-account values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, the policy owner could lose all or part of their premium payments.

     There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly accumulation value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status" on page 38.

     PORTFOLIO RISKS A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

     TRANSACTION FEES

     This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.

                                  WHEN CHARGE IS                                      AMOUNT DEDUCTED
        CHARGE                       DEDUCTED                     GUARANTEED CHARGE*                      CURRENT CHARGE

Premium Charge             Upon premium payment         7 percent of premium payment            4 percent of premium payment

Policy Change              Upon change in face amount,  $100                                    $60
Transaction Charge         death benefit option, or
                           risk class

Partial Surrender          Upon partial surrender       2 percent of amount surrendered, not    2 percent of amount surrendered, not
Transaction Charge                                      to exceed $25                           to exceed $25

Transfer Transaction       Upon transfer                $25 for each transfer                   First twelve transfers in policy
Charge                                                                                          year are free; $10 for each
                                                                                                additional transfer

Surrender Charge           Upon policy termination or   For the initial face amount or any      For the initial face amount or any
                           full surrender of the        face amount increase, 1.4 times the     face amount increase, 1.4 times the
                           Policy within the first ten  lesser of: (a) 60 times the Policy      lesser of: (a) 60 times the Policy
                           policy years, or within the  Issue Charge for the initial face       Issue Charge for the initial face
                           first ten years of an        amount or the face amount increase as   amount or the face amount increase
                           increase in face amount      applicable, or (b) the sum of any       as applicable, or (b) the sum of any
                                                        remaining Policy Issue Charges for the  remaining Policy Issue Charges for initial face amount or the face amount  the initial face amount or the face increase, as applicable, measured from  amount increase, as applicable,
                                                        policy termination or full surrender    measured from policy termination or
                                                        to the end of the ten year surrender    full surrender to the end of the ten
                                                        charge period                           year surrender charge period

        PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

                                  WHEN CHARGE IS                                      AMOUNT DEDUCTED
        CHARGE                       DEDUCTED                     GUARANTEED CHARGE*                      CURRENT CHARGE

Monthly Policy             Monthly                      $12 plus $0.0125 per $1,000 of face     $8
Charge                                                  amount

Policy Issue Charge(1)

MINIMUM CHARGE(2)          Monthly, within the first    $0.04 per $1,000 of initial face        $0.04 per $1,000 of initial face
                           ten policy years, and        amount or face amount increase          amount or face amount increase
                           within the first ten years
                           of an increase in face
                           amount

MAXIMUM CHARGE(3)          Monthly, within the first    $0.53 per $1,000 of initial face        $0.53 per $1,000 of initial face
                           ten policy years, and        amount or face amount increase          amount or face amount increase
                           within the first ten years
                           of an increase in face
                           amount

CHARGE FOR INSURED AGE     Monthly, within the first    $0.20 per $1,000 of initial face        $0.20 per $1,000 of initial face
40 IN MALE, STANDARD       ten policy years, and        amount or face amount increase          amount or face amount increase
NON-TOBACCO RISK           within the first ten years
CLASS, WITH LEVEL          of an increase in face
OPTION DEATH BENEFIT       amount

Cost of Insurance
Charge(4)

MINIMUM CHARGE(5)          Monthly                      $0.015 per $1,000 of net amount at      $.005 per $1,000 of net amount at
                                                        risk(6)                                 risk

MAXIMUM CHARGE(7)          Monthly                      $83.33 per $1,000 of net amount at      $70.00 per $1,000 of net amount at
                                                        risk                                    risk

CHARGE FOR INSURED AGE     Monthly                      $0.14 per $1,000 of net amount at       $0.07 per $1,000 of net amount at
40 IN MALE, STANDARD                                    risk                                    risk
NON-TOBACCO RISK CLASS

Mortality and              Monthly                      .075 percent of the Policy              .030 percent of the Policy
Expense Risk Charge                                     accumulation value                      accumulation value in policy years
                                                                                                1-10, and no charge thereafter

Cash Extra Charge(8)

MINIMUM CHARGE             Monthly                      $0                                      $0

MAXIMUM CHARGE             Monthly                      $100 per $1,000 of face amount          $100 per $1,000 of face amount

                                  WHEN CHARGE IS                                      AMOUNT DEDUCTED
        CHARGE                       DEDUCTED                     GUARANTEED CHARGE*                      CURRENT CHARGE

CHARGE FOR INSURED AGE     Monthly                      $0.01 per $1,000 of initial face        $0.01 per $1,000 of initial face
40 IN MALE, STANDARD                                    amount                                  amount
NON-TOBACCO RISK
CLASS

Loan Interest              Annually, on each policy     4 percent (effective annual rate)       4 percent (effective annual rate)
Charge(9)                  anniversary, and upon a
                           policy loan transaction,
                           full surrender, policy
                           termination or death of the
                           Insured

(1) The Policy Issue Charge varies based on the insured's gender, risk class, age, and the death benefit option chosen. The Policy Issue Charges shown in the table may not be representative of the charge you will pay. Your Policy's schedule page indicates your Policy Issue Charge applicable to your Policy. More information about the Policy Issue Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(2) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco Risk Class, age 0, Level Option death benefit.

(3) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, age 80, Level Option death benefit.

(4) The Cost of Insurance Charge will vary based on the insured's gender, risk class, and age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The policy data pages of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(5) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

(6) The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the policy data pages of your Policy, minus Policy accumulation value.

(7) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

(8) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, risk class and age. The charge compensates us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge. The Cash Extra Charge shown in the table may not be typical of the charge you will pay. The policy data pages of your Policy will indicate the guaranteed Cash Extra Charge applicable to your Policy. More detailed information concerning whether a Cash Extra Charge applies is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

(9) We also credit interest to amounts held in the loan account to secure your policy loan with an effective annual rate of interest of 3 percent for Policies in force for less than ten years and 3.90 percent for Policies in force for ten or more years.


      CHARGE FOR         WHEN CHARGE IS                            AMOUNT DEDUCTED
    AGREEMENT(10)           DEDUCTED             GUARANTEED CHARGE*                 CURRENT CHARGE
----------------------   --------------   -------------------------------   -------------------------------
Waiver of Premiums

MINIMUM CHARGE(11)           Monthly      $0.01 per $1,000 of face amount   $0.01 per $1,000 of face amount

MAXIMUM CHARGE(12)           Monthly      $0.51 per $1,000 of face amount   $0.51 per $1,000 of face amount

CHARGE FOR INSURED AGE       Monthly      $0.02 per $1,000 of face amount   $0.02 per $1,000 of face amount
30 IN MALE, STANDARD
NON-TOBACCO RISK
CLASS, WITH LEVEL
OPTION DEATH BENEFIT

Waiver of Charges

MINIMUM CHARGE(13)           Monthly      $0.01 per $1,000 of face amount   $0.01 per $1,000 of face amount

MAXIMUM CHARGE(14)           Monthly      $0.38 per $1,000 of face amount   $0.38 per $1,000 of face amount

CHARGE FOR INSURED AGE       Monthly      $0.02 per $1,000 of face amount   $0.02 per $1,000 of face amount
30 IN MALE, STANDARD
NON-TOBACCO RISK
CLASS, WITH LEVEL
OPTION DEATH BENEFIT

Death Benefit
Guarantee

MINIMUM CHARGE(15)           Monthly      $0.02 per $1,000 of net amount    $0.01 per $1,000 of net amount
                                          at risk                           at risk

MAXIMUM CHARGE(16)           Monthly      $83.33 per $1,000 of net amount   $7.00 per $1,000 of net amount
                                          at risk                           at risk

CHARGE FOR INSURED AGE       Monthly      $0.14 per $1,000 of net amount    $0.02 per $1,000 of net amount
40 IN MALE, STANDARD                      at risk                           at risk
NON-TOBACCO RISK
CLASS, WITH LEVEL
OPTION DEATH BENEFIT

Term Insurance

MINIMUM CHARGE(17)           Monthly      $0.015 per $1,000 of net amount   $0.008 per $1,000 of net amount
                                          at risk                           at risk

MAXIMUM CHARGE(18)           Monthly      $83.33 per $1,000 of net amount   $22.57 per $1,000 of net amount
                                          at risk                           at risk

CHARGE FOR INSURED AGE       Monthly      $0.14 per $1,000 of net amount    $0.07 per $1,000 of net amount
40 IN MALE, STANDARD                      at risk                           at risk
NON-TOBACCO RISK
CLASS, WITH LEVEL
OPTION DEATH BENEFIT

      CHARGE FOR         WHEN CHARGE IS                            AMOUNT DEDUCTED
    AGREEMENT(10)           DEDUCTED             GUARANTEED CHARGE*                 CURRENT CHARGE
----------------------   --------------   --------------------------------  --------------------------------
Family Term              Monthly          $0.40 per $1,000 of coverage      $0.40 per $1,000 of coverage
Insurance -- Children

Overloan Protection

MINIMUM CHARGE(19)       Upon exercise    7 percent of Policy accumulation  5 percent of Policy accumulation
                         of agreement     value upon exercise of agreement  value upon exercise of agreement

MAXIMUM CHARGE(20)       Upon exercise    7 percent of Policy accumulation  5 percent of Policy accumulation
                         of agreement     value upon exercise of agreement  value upon exercise of agreement

CHARGE FOR INSURED AGE   Upon exercise    7 percent of Policy accumulation  5 percent of Policy accumulation
75 IN MALE, STANDARD     of agreement     value upon exercise of agreement  value upon exercise of agreement
NON-TOBACCO RISK CLASS

Interest Accumulation
Agreement(21)

MINIMUM CHARGE(22)       Monthly          $.015 per $1,000 of increased     $.005 per $1,000 of increased
                                          net amount at risk provided by    net amount at risk provided by
                                          this agreement                    this agreement

MAXIMUM CHARGE(23)       Monthly          $83.33 per $1,000 of increased    $70.00 per $1,000 of increased
                                          net amount at risk provided by    net amount at risk provided by
                                          this agreement                    this agreement


CHARGE FOR INSURED AGE   Monthly          $.014 per $1,000 of increased     $.07 per $1,000 of increased
40 IN MALE, STANDARD                      net amount at risk provided by    net amount at risk provided by
NON-TOBACCO RISK CLASS                    this agreement                    this agreement



(10) The charge for the Waiver of Premium Agreement, Waiver of Charges Agreement, Death Benefit Guarantee Agreement, Term Insurance Agreement and Interest Accumulation Agreement (after September 1, 2008) varies based on the insured's gender, risk class, age, and death benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, risk class, age, and accumulation value under the Policy upon exercise of the agreement. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the charges for the optional Agreements is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.


(11) The minimum Waiver of Premiums Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

(12) The maximum Waiver of Premiums Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Level Option death benefit.

(13) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

(14) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Increasing Option death benefit.

(15) The minimum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 3, Level Option death benefit.

(16) The maximum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

(17) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 5, Level Option death benefit.

(18) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

(19) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, age 99.

(20) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 70.


(21) The Interest Accumulation Agreement is available as of September 1, 2008. There is no separate charge for choosing this Agreement. There will be a monthly charge once the Agreement is in force which will be the cost of insurance for the insured multiplied by the increased net amount at risk resulting from the Interest Accumulation Agreement.

(22) The minimum Interest Accumulation Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

(23) The maximum Interest Accumulation Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.


* Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.

                  TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS


     The next table describes the total annual portfolio operating expenses that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Portfolios for the fiscal year ended December 31, 2007. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.



                            CHARGE                                MINIMUM   MAXIMUM
---------------------------------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses (expenses that
are deducted from Portfolio assets include management fees,
distribution [and/or service] (12b-1) fees, and other expenses)    ____%     ____%



The minimum and maximum expense numbers will be provided by subsequent amendment.


GENERAL DESCRIPTIONS

     MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

     INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

     On June 12, 2007, our Board of Trustees established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Account. The Account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the Account. Minnesota Life is obligated to pay all amounts promised to policy owners and beneficiaries under the Policies. The Minnesota law under which the Account was established provides that the assets of the Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Account was established. The investment performance of the Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

     The Account currently has 35 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

     THE FUNDS

     Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this Prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.


                                                                     INVESTMENT                             INVESTMENT
                    FUND/PORTFOLIO                            ADVISER AND SUB-ADVISER                       OBJECTIVE
------------------------------------------------------  ------------------------------------  --------------------------------------
ADVANTUS SERIES FUND, INC.

Bond Portfolio -- Class 1 Shares                        Advantus Capital Management, Inc.     Seeks high level of long-term total
                                                                                              rate of return as is consistent with
                                                                                              prudent investment risk; preservation
                                                                                              of capital is a secondary objective.

Index 400 Mid-Cap Portfolio -- Class 1 Shares           Advantus Capital Management, Inc.     Seeks investment results generally
                                                                                              corresponding to the aggregate price
                                                                                              and dividend performance of publicly
                                                                                              traded stocks that comprise the
                                                                                              Standard & Poor's 400 MidCap Index
                                                                                              (the S&P 400).

Index 500 Portfolio -- Class 1 Shares                   Advantus Capital Management, Inc.     Seeks investment results that
                                                                                              correspond generally to the price and
                                                                                              yield performance of common stocks
                                                                                              included in the Standard & Poor's 500
                                                                                              Composite Stock Price Index
                                                                                              (the S&P 500).

International Bond Portfolio -- Class 1 Shares          Advantus Capital Management, Inc.     Seeks to maximize current income,
                                                        SUB-ADVISER: Franklin Advisers, Inc.  consistent with the protection of principal.

Mortgage Securities Portfolio -- Class 1 Shares         Advantus Capital Management, Inc.     Seeks high level of current income
                                                                                              consistent with prudent investment
                                                                                              risk.

Real Estate Securities Portfolio -- Class 1 Shares      Advantus Capital Management, Inc.     Seeks above average income and
                                                                                              long-term growth of capital.

                                                                       INVESTMENT                            INVESTMENT
                    FUND/PORTFOLIO                              ADVISER AND SUB-ADVISER                      OBJECTIVE
------------------------------------------------------  -------------------------------------- -------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
International Value Portfolio -- Class A Shares         AllianceBernstein L.P.                 Seeks long-term growth of capital.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
Equity-Income Portfolio -- Initial Class Shares         Fidelity Management & Research         Seeks reasonable income and the
                                                        Company                                potential for capital appreciation.
                                                        SUB-ADVISER: FMR Co., Inc., Fidelity   The fund's goal is to achieve a yield
                                                        Research & Analysis Company            which exceeds the composite yield
                                                        (FRAC), formerly known as              on the securities comprising the
                                                        Fidelity Management & Research         Standard & Poor's 500(SM) Index
                                                        (Far East) Inc., Fidelity              (S&P 500(R)).
                                                        International Investment Advisors
                                                        (FIIA), Fidelity International
                                                        Investment Advisors (U.K.) Limited
                                                        (FIIA(U.K.)L), Fidelity Investments
                                                        Japan Limited (FIJ)

Mid Cap Portfolio -- Initial Class Shares               Fidelity Management & Research         Seeks long-term growth of capital.
                                                        Company
                                                        SUB-ADVISER: FMR Co., Inc., Fidelity
                                                        Research & Analysis Company
                                                        (FRAC), formerly known as
                                                        Fidelity Management & Research
                                                        (Far East) Inc., Fidelity
                                                        International Investment Advisors
                                                        (FIIA), Fidelity International
                                                        Investment Advisors (U.K.) Limited
                                                        (FIIA(U.K.)L), Fidelity Investments
                                                        Japan Limited (FIJ)

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
Ibbotson Aggressive Growth ETF Asset                    ALPS Advisers, Inc.                    Seeks capital appreciation.
   Allocation Portfolio -- Class I Shares               SUB-ADVISER: Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset                             ALPS Advisers, Inc.                    Seeks capital appreciation
   Allocation Portfolio -- Class I Shares               SUB-ADVISER: Ibbotson Associates, Inc. and some current income.
Ibbotson Conservative ETF Asset                         ALPS Advisers, Inc.                    Seeks current income and
   Allocation Portfolio -- Class I Shares               SUB-ADVISER: Ibbotson Associates, Inc. preservation of capital.
Ibbotson Growth ETF Asset                               ALPS Advisers, Inc.                    Seeks capital appreciation.
   Allocation Portfolio -- Class I Shares               SUB-ADVISER: Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset                    ALPS Advisers, Inc.                    Seeks current income and
   Allocation Portfolio -- Class I Shares               SUB-ADVISER: Ibbotson Associates, Inc. capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities Fund --             Franklin Advisory Services, LLC        Seeks long-term total return.
   Class 1 Shares

JANUS ASPEN SERIES
International Growth Portfolio -- Institutional Shares  Janus Capital Management LLC           Seeks long-term growth of capital.
Large Cap Growth Portfolio -- Institutional Shares      Janus Capital Management LLC           Seeks long-term growth of capital
                                                                                               consistent with the preservation of
                                                                                               capital.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Emerging Markets Equity Portfolio -- Class II Shares    Morgan Stanley Investment Management   Seeks long-term capital
                                                        Inc.                                   appreciation by investing primarily
                                                                                               in growth-oriented equity securities
                                                                                               of issuers in emerging market
                                                                                               countries.

VANGUARD(R) VARIABLE INSURANCE FUND
Balanced Portfolio -- Class 1 Shares                    Wellington Management Company, LLP     Seeks long-term capital appreciation
                                                                                               and reasonable current income.
Capital Growth Portfolio -- Class 1 Shares              PRIMECAP Management Company            Seeks long-term capital appreciation.
Diversified Value Portfolio -- Class 1 Shares           Barrow, Hanley,                        Seeks long-term capital appreciation
                                                        Mewhinney & Strauss, Inc.              and income.
Equity Income Portfolio -- Class 1 Shares               Wellington Management                  Seeks above-average level of current
                                                        Company, LLP                           income and reasonable long-term
                                                                                               capital appreciation.

                                                                       INVESTMENT                            INVESTMENT
                    FUND/PORTFOLIO                              ADVISER AND SUB-ADVISER                      OBJECTIVE
------------------------------------------------------  -------------------------------------- -------------------------------------
VANGUARD(R) VARIABLE INSURANCE FUND

High Yield Bond Portfolio -- Class 1 Shares             Wellington Management                  Seeks high level of current income.
                                                        Company, LLP
International Portfolio -- Class 1 Shares               Schroder Investment Management         Seeks long-term capital appreciation.
                                                        North America, Inc. and Baillie
                                                        Gifford Overseas Ltd

Money Market Portfolio -- Class 1 Shares                The Vanguard Group, Inc.               Seeks current income while
                                                                                               maintaining liquidity and a stable
                                                                                               share price of $1.

Short-Term Investment-Grade Portfolio --                The Vanguard Group, Inc.               Seeks current income while
   Class 1 Shares                                                                              maintaining limited price volatility.

Small Company Growth Portfolio --  Class 1 Shares       Granahan Investment                    Seeks long-term capital appreciation.
                                                        Management, Inc. and Grantham,
                                                        Mayo, Van Otterloo & Co. LLC

Total Bond Market Index Portfolio -- Class 1 Shares     The Vanguard Group, Inc.               Seeks to track the performance of a
                                                                                               broad, market-weighted bond index.

Total Stock Market Index Portfolio -- Class 1 Shares    The Vanguard Group, Inc.               Seeks to track the performance of a
                                                                                               benchmark index that measures the
                                                                                               investment return of the overall
                                                                                               stock market.

W&R TARGET FUNDS, INC.
W&R Target Asset Strategy Portfolio                     Waddell & Reed Investment              Seeks high total return over the
                                                        Management Company                     long term.

W&R Target Core Equity Portfolio                        Waddell & Reed Investment              Seeks capital growth and income.
                                                        Management Company

W&R Target Global Natural Resources Portfolio           Waddell & Reed Investment              Seeks long-term growth. Any income
                                                        Management Company SUB-ADVISER:        realized will be incidental.
                                                        Mackenzie Financial
                                                        Management Company

W&R Target Growth Portfolio                             Waddell & Reed Investment              Seeks capital growth, with a
                                                        Management Company                     secondary objective of current
                                                                                               income.

W&R Target International Value Portfolio                Waddell & Reed Investment              Seeks long-term capital growth.
                                                        Management Company SUB-ADVISER:
                                                        Templeton Investment Counsel, LLC

W&R Target Science and Technology Portfolio             Waddell & Reed Investment              Seeks long-term capital growth.
                                                        Management Company

     ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Account and to transfer the assets of one or more sub-accounts to any other sub-account as permitted by law. Each additional sub-account will purchase shares in a new Portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Account. New investment options will be made available to existing policy owners as we determine in our sole discretion.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a sub-account. Substitution may be made with respect to existing accumulation values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

     We reserve the right to transfer assets of the Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

     We also reserve the right, when permitted by law, to de-register the Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, to combine the Account with one or more of our other separate accounts, operate the Account or a sub-account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Account, and make any changes to the Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

     THE GUARANTEED INTEREST ACCOUNT AND THE LOAN ACCOUNT

     The guaranteed interest account and the loan account are part of our general account. Our general account consists of all assets owned by us other than those in the Account and any other separate accounts which we may establish.

     Because of exemptive and exclusionary provisions, interests in our general account have not been registered as securities under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, the guaranteed interest account, the loan account, and any interest therein are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed interest account or the loan account. Disclosures regarding the guaranteed interest account and the loan account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

     The guaranteed interest account and the loan account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed interest account and the loan account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed interest account and the loan account. Policy owners do not share in the actual investment experience of the assets in the general account.

     You may allocate a portion or all of the net premiums or transfer accumulation value from the sub-accounts of the Account to accumulate at a fixed rate of interest in the guaranteed interest account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the guaranteed interest account to the sub-accounts of the Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.

     GUARANTEED INTEREST ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed interest account and guarantee that interest credited to each policy owner's accumulation value in the guaranteed interest account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the guaranteed interest account. We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 3 percent per year, and may not do so. Any interest credited on the Policy's accumulation value in the guaranteed interest account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

     LOAN ACCOUNT VALUE We bear the full investment risk for amounts allocated to the loan account. The loan account accumulation value is the sum of all policy loans, less all policy loan repayments. This amount will be increased by any loan account interest and reduced by any loan account interest allocated to the guaranteed interest account or the separate account. The loan account accumulation value will be credited daily with an annual rate of interest of not less than 3 percent. Any interest credited on the Policy's accumulation value in the loan account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

     PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Account.

     In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all policy owner purchase, redemption, and transfer requests within the sub-accounts of the Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Account aggregates such transactions through the Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Account.

INFORMATION ABOUT THE POLICY

     VARIABLE UNIVERSAL LIFE INSURANCE

     This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the face amount and planned premium subject to the limitations described herein, so long as the Policy remains in force.

     FLEXIBILITY AT ISSUE Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the initial minimum premium (shown on your policy data pages). The minimum initial face amount is $100,000.

     POLICY CHANGES

     The Policy allows you to change the face amount or the death benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in face amount or the death benefit option are referred to as policy changes. A partial surrender of a Policy's accumulation value or a change in risk classification are also policy changes. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first policy year.

     A request to change your Policy's face amount must be made within the insured's lifetime. The minimum change in face amount must be at least $5,000 except for face amount changes which are the result of a partial surrender.

     You must submit an application to us at our home office to increase the face amount. The application must include evidence of insurability satisfactory to us. The effective date of the increase in face amount will be the first monthly policy anniversary on or following the date we approve the increase in face amount.

     To decrease your face amount, you must send to us at our home office a written request. The initial face amount or any subsequent increase in face amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly policy anniversary on or following the date we approve your written request.

     If there have been prior increases in face amount, any decrease in face amount will be made in the following order:

          1.   first, from the most recent increase in face amount;

          2.   second, from the next most recent increase in face amount; and

          3.   finally, the initial face amount.

     If a face amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a face amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. See "Federal Tax Status."

     If you have chosen the Level Option death benefit and request a partial surrender, we will reduce the face amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the face amount of your Policy if either the Increasing Option or Sum of Premiums Option death benefit is in effect.

     Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new face amount, death benefit option, risk class, planned premium or age of the insured.

     Policy changes may only be made on a monthly anniversary of the policy date. Once on any given monthly policy anniversary, you may make one or a combination of policy changes. You may request a policy change by completing an application for change. Your policy change will be effective on the first monthly policy anniversary on or after the date we approve the policy change.

     TRANSACTION REQUESTS We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our home office in good order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, we will process the request at the unit values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or on a non-Valuation Date, we will process the request at the unit values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

     Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include changes in allocation of net premium payments among investment options. Requests for surrenders, partial surrenders and policy changes must be made in writing and signed by you. Requests for transfers, policy loans and changes in the allocation of net premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone. Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-4194. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. We treat requests made via telephone and facsimile (FAX) as received once the call or transmission ends. We treat requests submitted via mail as received when received in the mailroom of our home office.

     PROOF OF INSURABILITY We require proof of insurability for all policy changes resulting in an increase in death benefit, except for increases made pursuant to an additional agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount do not require evidence of insurability.

     We may also require evidence of insurability to change the risk classification of the insured or to add additional agreements to the Policy.

     CHARGE FOR POLICY CHANGE Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in face amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

     APPLICATIONS AND POLICY ISSUE

     You must send a completed application and an initial premium payment to us at our home office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between issue ages 0-90. Our approval of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

     If the application is accompanied by a check for at least the initial minimum premium and we approve the application, the policy date will be the issue date, which is the date we approve the application and issue the Policy. We use the policy date to determine subsequent monthly policy anniversaries.

     If we approve an application that is not accompanied by a check for the initial minimum premium, we may issue the Policy with a policy date which is 25 days after the issue date. Life insurance coverage will not begin until the initial minimum premium is paid. If the initial minimum premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the policy date be the date on which our home office receives the initial minimum premium. We will forward to you updated policy pages to reflect the change in policy date. You must make such request at or prior to the time you pay the initial minimum premium.

     In certain cases it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age of the insured to provide more favorable cost of insurance rates. In that case, the initial minimum premium must be paid when the Policy is delivered to you. When the Policy is issued, the face amount, planned premium, death benefit option, and any additional agreements chosen will be listed on the policy data pages.

     POLICY PREMIUMS

     The amount of the initial minimum premium will depend on the Policy's initial face amount, the death benefit option, the insured's age at issue, gender, risk classification and any additional benefit agreements chosen. The initial minimum premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive the initial minimum premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the application and pay the initial minimum premium. You may call or write us at our home office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your initial minimum premium.

     All premiums after the initial minimum premium should be mailed to us at our home office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution.

     Any premium payment after the initial minimum premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the net amount at risk under the Policy.

     When you apply for a Policy, you may elect to pay a planned premium which is shown on the policy data pages. We will send you a notice for the planned premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the planned premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your planned premium payment at any time by written request. PAYMENT OF A PLANNED PREMIUM DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

     We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess accumulation value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the accumulation value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the death benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with such increase. In addition, unless you have specified otherwise in writing, if the payment of a premium would cause your Policy to be classified as a modified endowment contract under the Code, we will not accept a payment in excess of the amount that causes your Policy to become a modified endowment contract. See "Federal Tax Status."

     We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the net premium. Net premiums are allocated to the guaranteed interest account or sub-accounts of the Account which sub-accounts, in turn, invest in shares of the Portfolios.

     You must designate the allocation of net premiums on your application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed written request, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. The allocation of net premiums to the guaranteed interest account or to any sub-account of the Account must be in multiples of 1 percent of the net premium.

     We reserve the right to delay the allocation of net premiums to the sub-accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the free look period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate net premiums to the guaranteed interest account until the end of the free look period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the free look period.

     We also reserve the right to restrict the allocation of net premiums to the guaranteed interest account. If we do so, no more than 25 percent of the net premium may be allocated to the guaranteed interest account. In addition, we reserve the right to further restrict the allocation of net premiums to the guaranteed interest account if the current interest rate we credit to the guaranteed interest account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

     If mandated under applicable law, we may reject a premium. We may also provide information about a policy owner and a policy owner's account to government regulators.

     FREE LOOK

     It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy a full refund of the premiums you have paid.

     If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in face amount and/or the addition of any agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the face amount increase and/or additional agreements will be cancelled, and the Policy will continue in force.

     ACCUMULATION VALUE

     Your Policy's accumulation value equals your investment in the guaranteed interest account and the sub-accounts of the Account, plus any collateral held in the loan account for any loans you have taken. The accumulation value of the Policy varies with the investment experience of the guaranteed interest account and the sub-accounts of the Account.

     Unlike a traditional fixed benefit life insurance policy, your Policy's accumulation value cannot be determined in advance, even if you pay premiums as planned, because the separate account accumulation value varies daily with the investment performance of the sub-accounts. Even if you continue to pay premiums as planned, the separate account accumulation value of your Policy could decline to zero because of unfavorable investment experience and the assessment of charges.

     Upon request, we will tell you the accumulation value of your Policy. We will also send to you a report each year on the policy anniversary advising you of your Policy's accumulation value, the face amount and the death benefit as of the date of the report. It will also summarize your policy transactions during the year. The information will be current as of a date within two months of its mailing.

     GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE The guaranteed interest account accumulation value of your Policy equals the sum of the following:

          -    the net premiums you allocate to the guaranteed interest account;

          - plus, any interest credited thereto, any loan repayments, any transfers of accumulation value from the sub-accounts of the Account and any allocation of loan account interest; and

          - less, any policy loans, partial surrenders, transfers of accumulation value to the sub-accounts of the Account and policy charges.

     SEPARATE ACCOUNT ACCUMULATION VALUE The separate account accumulation value of your Policy is not guaranteed. We determine your Policy's separate account accumulation value by multiplying the current number of sub-account units for each sub-account in which you are invested by the current sub-account unit value for that sub-account and adding those values together. A sub-account unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the Valuation Date on which we receive your premium at our home office.

     Once determined, the number of units credited to your Policy will not be affected by changes in sub-account unit values. However, the number of units in a sub-account will be increased by the allocation of subsequent net premiums, loan repayments, transfers and loan account interest to the sub-account. The number of units will be decreased by policy charges, policy loans, transfers and partial surrenders from the sub-account. The number of units in a sub-account will decrease to zero if the Policy is surrendered or terminated.

     The unit value of a sub-account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent Valuation Date.

     The net investment factor is a measure of the net investment experience of a sub-account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any unit value credit under the Policy. We determine periodically whether unit value credits apply. Unit value credits are not guaranteed. For any period we apply a unit value credit, we will apply the credit each day when we calculate the unit value for the sub-account.

     The gross investment rate is equal to:

          1. the net asset value per share of a Fund share held in the sub-account of the Account determined at the end of the current valuation period; plus

          2. the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

          3. the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

     The table below describes the annual unit value credit that we may, in our sole discretion, apply to each sub-account of the Account. The annual unit value credit is expressed as a percentage of average annual Portfolio assets held by the sub-account. The amount of the unit value credit we may apply varies among sub-accounts and some sub-accounts may receive larger unit value credits than other sub-accounts. Some sub-accounts are not eligible for a unit value credit. Our payment of unit value credits may be discontinued at any time.

                                                                             ANNUAL UNIT
                                                                                VALUE
SUB-ACCOUNT                                                                    CREDIT
--------------------------------------------------------------------------   -----------
Advantus Bond Portfolio - Class 1 Shares                                        0.05
Advantus Index 400 Mid-Cap Portfolio - Class 1 Shares                           0.05
Advantus Index 500 Portfolio - Class 1 Shares                                   0.00
Advantus International Bond Portfolio - Class 1 Shares                          0.00
Advantus Mortgage Securities Portfolio - Class 1 Shares                         0.05
Advantus Real Estate Securities Portfolio - Class 1 Shares                      0.10
AllianceBernstein International Value Portfolio - Class A Shares                0.15
Fidelity(R) Equity-Income Portfolio - Initial Class Shares                      0.10
Fidelity(R) Mid Cap Portfolio - Initial Class Shares                            0.10
Franklin Small Cap Value Securities Fund - Class 1 Shares                       0.15
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares      0.12
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares               0.12
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares           0.12
Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares                 0.12
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares      0.12
Janus Aspen International Growth Portfolio - Institutional Shares               0.10
Janus Aspen Large Cap Growth Portfolio - Institutional Shares                   0.10
Van Kampen UIF Emerging Markets Equity Portfolio - Class II Shares              0.35
Vanguard(R) Balanced Portfolio - Class 1 Shares                                 0.00
Vanguard(R) Capital Growth Portfolio - Class 1 Shares                           0.00

                                                                             ANNUAL UNIT
                                                                                VALUE
SUB-ACCOUNT                                                                    CREDIT
--------------------------------------------------------------------------   -----------
Vanguard(R) Diversified Value Portfolio - Class 1 Shares                        0.00
Vanguard(R) Equity Income Portfolio - Class 1 Shares                            0.00
Vanguard(R) High Yield Bond Portfolio - Class 1 Shares                          0.00
Vanguard(R) International Portfolio - Class 1 Shares                            0.00
Vanguard(R) Money Market Portfolio - Class 1 Shares                             0.00
Vanguard(R) Short-Term Investment-Grade Portfolio - Class 1 Shares              0.00
Vanguard(R) Small Company Growth Portfolio - Class 1 Shares                     0.00
Vanguard(R) Total Bond Market Index Portfolio - Class 1 Shares                  0.00
Vanguard(R) Total Stock Market Index Portfolio - Class 1 Shares                 0.00
W&R Target Asset Strategy Portfolio                                             0.45
W&R Target Core Equity Portfolio                                                0.45
W&R Target Global Natural Resources Portfolio                                   0.45
W&R Target Growth Portfolio                                                     0.45
W&R Target International Value Portfolio                                        0.45
W&R Target Science and Technology Portfolio                                     0.45

     We determine the value of the units in each sub-account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the primary closing time for business on the New York Stock Exchange (typically 3:00 p.m. Central time).

     Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds," on page 14. The unit value credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the sub-accounts that invest in the Funds' Portfolios. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to policy owners.

     All unit value credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

     LOAN ACCOUNT ACCUMULATION VALUE The loan account accumulation value of your Policy equals the sum of the following:

          -    all policy loans less all policy loan repayments;

          -    plus, any loan account interest; and

          - less, any loan account interest allocated to the guaranteed interest account or the Account.

     We credit interest on the loan account accumulation value daily at an annual rate of interest of not less than 3 percent. We may, at our sole discretion, credit interest at a higher rate.

     TRANSFERS

     You may transfer accumulation value between the guaranteed interest account and the sub-accounts of the Account and among the sub-accounts. We determine the amount you have available for transfers at the end of the Valuation Date on which we receive your request at our home office. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-4194.

     We process transfers based on the unit values determined at the end of the Valuation Date on which we receive your request for transfer at our home office. This means that if we receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or on a non-Valuation Date, we will process the request at the unit values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

     You may transfer accumulation value among the sub-accounts an unlimited number of times in a policy year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares. We reserve the right to limit transfers to and from the guaranteed interest account to one transfer per policy year. We also reserve the right to restrict the dollar amount of any transfer to or from the guaranteed interest account.

     Currently, we assess a $10 charge from the amount transferred for the 13th and each additional transfer in a policy year. The charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile and/or written requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s).

     We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a sub-account or the guaranteed interest account be at least $250. If the accumulation value in a sub-account or the guaranteed interest account from which a transfer is to be made is less than $250, the entire accumulation value attributable to the sub-account or the guaranteed interest account must be transferred. If a transfer would reduce the accumulation value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account accumulation value in the amount transferred.

     TELEPHONE TRANSFERS A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our home office or at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time.

     With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide policy owners with a written confirmation of each telephone transfer.

     MARKET-TIMING AND DISRUPTIVE TRADING This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term policy owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some policy owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

          -    the dollar amount of the transfer(s);

          - whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

          - whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

          -    the number of transfers in the previous calendar quarter; and

          - whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

     In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a sub-account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem accumulation value from the sub-account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our home office designating a new sub-account(s) to which the transfer should be made.

DEATH BENEFIT

     DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on the Policy upon receipt at our home office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the beneficiary(ies), if living. If each beneficiary dies before the insured, we will pay the death benefit proceeds to the owner or the owner's estate, or, if the owner is a corporation, to it or its successor. We will pay the death benefit proceeds in a lump sum or under a settlement option.

     Death benefit proceeds equal:

          -    the death benefit (described below);

          - plus any additional insurance on the insured's life under the Term Insurance Agreement;

          - plus under the Level Option death benefit, any premium paid after the date of the insured's death;


          - plus any additional insurance on the insured's life under the Interest Accumulation Agreement;


          - plus any assessed monthly charges for the period after the insured's death;

          -    minus any unpaid monthly charges;

          -    minus any outstanding policy loan;

          -    minus any accrued loan interest.

     We may further adjust the amount of the death benefit proceeds if we contest the Policy, if the insured dies by suicide or if you misstate the insured's age or gender. See "Statement of Additional Information."

     DEATH BENEFIT OPTIONS

     The Policy provides a death benefit. The death benefit is determined on each monthly policy anniversary and as of the date of the insured's death. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Level Option death benefit will automatically be in effect.

     The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

     To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

     Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the accumulation value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the accumulation value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more death benefit in relation to accumulation value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional agreements, as your accumulation value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

     UNDER THE GUIDELINE PREMIUM TEST (GPT) -- LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

          1.   the face amount on the insured's date of death; or

          2. a specified "limitation percentage," called the Guideline Premium Test Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the accumulation value on the insured's date of death.

     Under the Level Option, your death benefit remains level unless the limitation percentage multiplied by the accumulation value is greater than the face amount; then the death benefit will vary as the accumulation value varies.

     The limitation percentage is the minimum percentage of accumulation value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                  AGE                LIMITATION PERCENTAGE
             ------------   ---------------------------------------
             40 and under                    250%
               41 to 45     250% minus 7% for each year over age 40
               46 to 50     215% minus 6% for each year over age 45
               51 to 55     185% minus 7% for each year over age 50
               56 to 60     150% minus 4% for each year over age 55
               61 to 65     130% minus 2% for each year over age 60
               66 to 70     l20% minus 1% for each year over age 65
               71 to 75     115% minus 2% for each year over age 70
               76 to 90                      105%
               91 to 95     105% minus 1% for each year over age 90
               96 to 121                     100%

     If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

     LEVEL OPTION GUIDELINE PREMIUM TEST ILLUSTRATION. Assume that the insured's age is under 40. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250 percent of the accumulation value, any time the accumulation value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the accumulation value above $40,000 will increase the death benefit by $250.

     Similarly, so long as the accumulation value exceeds $40,000, every $100 taken out of the accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.

     UNDER THE CASH VALUE ACCUMULATION TEST (CVAT) -- LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

          1.   the face amount on the date of the insured's death; or

          2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

     Under the Level Option, your death benefit remains level unless the accumulation value is greater than the net single premium as specified under Code Section 7702, multiplied by the face amount. The net single premium is based on the insured's gender and age.

     Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the accumulation value and the death benefit.

     If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

     LEVEL OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION. Assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy must be equal to or be greater than 225 percent of the accumulation value, any time the accumulation value of the Policy exceeds $44,444, the death benefit of the Policy will exceed the $100,000 face amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the accumulation value above $44,444 will increase the death benefit of the Policy by $225.

     Similarly, so long as the accumulation value exceeds $44,444, every $100 taken out of the accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit of the Policy will equal the face amount of the Policy.

     UNDER THE GUIDELINE PREMIUM TEST -- INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

          1. the face amount plus the accumulation value on the insured's date of death; or

          2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

     Under the Increasing Option, the death benefit always varies as the accumulation value varies.

     INCREASING OPTION GUIDELINE PREMIUM TEST ILLUSTRATION. Assume that the insured's age is under 40. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the accumulation value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of accumulation value above $66,666 will increase the death benefit by $250.

     Similarly, any time the accumulation value exceeds $66,666, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit will be the face amount plus the accumulation value of the Policy.

     UNDER THE CASH VALUE ACCUMULATION TEST -- INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

          1. the face amount plus the accumulation value on the insured's date of death; or

          2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

     Under the Increasing Option, the death benefit always varies as the accumulation value varies.

     INCREASING OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION. Assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $65,000 will generally have a death benefit of $165,000 ($100,000 + $65,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $80,000, the death benefit for the Policy will be greater than the face amount plus the accumulation value. The figure of

     $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of accumulation value above $80,000 will increase the death benefit of the Policy by $225.

     Similarly, any time accumulation value exceeds $80,000, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit for the Policy will be the face amount plus the accumulation value of the Policy.

     UNDER GUIDELINE PREMIUM TEST OPTION -- SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

          1. the face amount plus the sum of all premiums paid less all partial surrenders; or

          2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

     Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

     SUM OF PREMIUMS GUIDELINE PREMIUM TEST ILLUSTRATION. Assume that the insured's age is under 40, premiums paid equal $60,000, partial surrenders equal $10,000, and the accumulation value equals $55,000. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $150,000 ($100,000 + $60,000
     - $10,000). The death benefit, however, must be at least 250 percent of accumulation value. As a result, if the accumulation value of the Policy exceeds $60,000, the death benefit will be greater than the face amount plus premiums paid less partial surrenders. The figure of $60,000 is derived because 250 percent of $60,000 equals $100,000 + $60,000 - $10,000.
     Every additional $100 of accumulation value above $60,000 will increase the death benefit by $250.

     Similarly, any time accumulation value exceeds $60,000, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums paid less partial surrenders, then the death benefit will be the face amount plus premiums paid less partial surrenders.

     UNDER THE CASH VALUE ACCUMULATION TEST -- SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

          1. the face amount plus the sum of all premiums paid less all partial surrenders; or

          2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

     Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

     SUM OF PREMIUMS CASH VALUE ACCUMULATION TEST ILLUSTRATION. Assume that premiums paid equal $80,000, partial surrenders equal $5,000, and the accumulation value equals $70,000. Also assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $175,000 ($100,000 + $80,000
     - $5,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $77,777, the death benefit for the Policy will be greater than the face amount plus premiums less partial surrenders. The figure of $77,777 is derived because 225 percent of $77,777 equals $100,000 + $80,000
     - $5,000. Every additional $100 of accumulation value above $77,777 will increase the death benefit of the Policy by $225.

     Similarly, any time accumulation value exceeds $77,777, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums less partial surrenders, then the death benefit for the Policy, not including any agreements, will be the face amount plus premiums paid less partial surrenders.

     EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

     If you choose the Level Option, a partial surrender will reduce the face amount by an amount equal to the amount of the partial surrender. Regardless of the death benefit option you choose, a partial surrender will reduce the death benefit by at least the amount of the partial surrender.

     CHOOSING DEATH BENEFIT OPTIONS

     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your accumulation value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, the Level Option will become the death benefit option for your Policy, by default.

     You may find the Level Option more suitable for you if your goal is to increase your accumulation value through positive investment experience. You may find the Increasing Option more suitable if your goal is to increase your total death benefit. You may find the Sum of Premiums Option more suitable if your goal is to receive a death benefit which includes premiums paid.

     CHANGING THE DEATH BENEFIT OPTION

     After the first policy year, you may change your death benefit option once each policy year. We will notify you of the new face amount.

          -    You must send your written request to our home office.

          - The effective date of the change will be the monthly policy anniversary on or following the date we approve your request for a change.

          - There may be adverse federal tax consequences. You should consult a tax adviser before changing your Policy's death benefit option.

     INCREASING/DECREASING THE FACE AMOUNT

     You may increase or decrease the face amount of the Policy after the Policy has been in force for one year. An increase or decrease in the face amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's face amount.

     An increase in face amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.

     Conditions for and impact of decreasing the face amount:

          -    you must send your written request to our home office;

          -    decreases are only allowed after the first policy year;

          - we require your requested decrease in face amount to be at least $5,000;

          - you may not decrease your face amount if it would disqualify your Policy as life insurance under the Code;

          - if the decrease in face amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in face amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

          - a decrease in face amount will take effect on the monthly policy anniversary on or after we receive and approve your written request.

     Conditions for and impact of increasing the face amount:

          - your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

          - a requested increase in face amount requires our approval and will take effect on the monthly policy anniversary on or after the day we approve your request;

          -    increases are only allowed after the first policy year;

          - we require your requested increase in face amount to be at least $5,000; and

          - each increase in face amount will have its own surrender charge that applies for 10 years after the date of the increase.

     SETTLEMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information.

     POLICY LOANS

     Beginning after December 1, 2008, while your Policy is in force, you may submit a request to our home office to borrow money from us using only your Policy as the security for the loan. We normally pay the loan amount within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase your risk of termination if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

     The maximum amount available for loans under your Policy is the Policy accumulation value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a loan at our home office. There is no minimum policy loan. When you take a loan, we will transfer an amount equal to the loan from your guaranteed interest account accumulation value and separate account accumulation value to the loan account, part of our general account. Unless you instruct us otherwise, we will transfer accumulation value from the guaranteed interest account and the sub-accounts of the Account in which you are invested on a pro-rata basis. We hold this amount as collateral for the loan in the loan account and such collateral will not be available for withdrawal.

     Your Policy will remain in force so long as the accumulation value less the sum of the policy loan and any unpaid policy loan interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate. To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the termination of your Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

     POLICY LOAN INTEREST We will charge you interest on a policy loan at the annual rate of interest shown on the policy data pages of your Policy while your policy loan is outstanding. Currently, we charge an annual rate of interest of 4 percent. Policy loan interest becomes due and payable:

          -    on a policy loan transaction;

          -    on each policy anniversary;

          -    on surrender or termination of the Policy; or

          -    on the date of the death of the insured.

     If you do not pay the interest on your loan when due, your policy loan will be increased by the amount of the unpaid interest.

     We also credit interest to amounts in the loan account at least equal to the interest rate shown on the policy data pages. Currently, we credit an annual rate of interest which is not less than your policy loan interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the policy loan rate minus .10 percent. On the date of each policy loan transaction and policy anniversary, we will allocate any accrued loan account interest on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option.

     POLICY LOAN REPAYMENTS If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as premium unless you specify otherwise when the payment is made. Payments specified as loan repayments will not be subject to a premium charge.

     When you repay a loan, we transfer the repayment amount from the loan account to your guaranteed interest account accumulation value and your separate account accumulation value. Unless you direct us otherwise, we will transfer the repayment amount on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option on the Valuation Date we receive your loan repayment at our home office. We reserve the right to restrict the amount of any loan repayment to the guaranteed interest account.

     A policy loan, whether or not it is repaid, will have a permanent effect on the accumulation value, and depending upon the death benefit option you have chosen, the death benefit. As long as a loan is outstanding the collateral for the loan in the loan account is not affected by the investment performance of sub-accounts and may not be credited with the rates of interest we credit accumulation value in the guaranteed interest account.

     TERMINATION If the accumulation value less the sum of the policy loan(s) and any unpaid policy loan interest is insufficient to cover the monthly charges on a monthly policy anniversary, a 61-day grace period begins. Your Policy will remain in force during the grace period. You may pay premiums during this grace period to cover the insufficiency and continue your Policy in force beyond the grace period. We will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the grace period, a written notice indicating the due date and the payment required to keep your Policy in force.

     The payment required to keep your Policy in force after the grace period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the grace period, plus the premium charge that would apply. If the payment is not paid by the end of the grace period, your Policy will terminate without value. If the insured dies during the grace period, the death proceeds will be paid to the beneficiary.

     REINSTATEMENT At any time within three years from the date of policy termination while the insured is living, you may ask us to restore your Policy to an in force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

          1.   your written request to reinstate the Policy;

          2. that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

          3. a payment sufficient to cover all monthly charges and policy loan interest due and unpaid during the grace period; and

          4. a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

     The effective date of reinstatement will be the first monthly policy anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the grace period will be effective at the reinstatement date. We will send you new policy data pages when your Policy is reinstated.

     SURRENDER

     You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

     The surrender value of the Policy is the accumulation value less any unpaid policy charges which we assess against accumulation value, less any policy loan, less any unpaid policy loan interest and less any surrender charges. We determine the surrender value as of the Valuation Date on which we receive your signed written request for surrender of the Policy at our home office. You may request that the surrender value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

     If you surrender your Policy during the first ten policy years or during the first ten years following an increase in face amount, we will assess a Surrender Charge, which may significantly reduce the surrender value. See "Policy Charges." The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. A surrender may have tax consequences. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

     We will pay surrender or partial surrender proceeds as soon as possible, but not later than seven days after we receive your written request for surrender or partial surrender. However, if any portion of the accumulation value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.

     PARTIAL SURRENDER

     Any time after the first policy year while the insured is living and the Policy is in force, you may request a partial surrender of the accumulation value of your Policy by forwarding your request to our home office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the accumulation value: (i) less any outstanding policy loan and accrued loan interest, (ii) less the amount of any Surrender Charge applicable at that time, and (iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.00.

     You may tell us from which sub-accounts and the guaranteed interest account to make a partial surrender. If you do not specify, the partial surrender will be deducted from your accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. We will process the partial surrender at the unit values next determined after we receive your request at our home office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, we will process the request at the unit values determined as of 3:00 p.m. Central time on the following Valuation Date.

     If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option death benefit, a partial surrender will cause a decrease in the face amount of the Policy equal to the amount of the partial surrender. For each death benefit option, a partial surrender will decrease the amount of the death benefit proceeds payable.

     We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your written request, if such proceeds would be paid exclusively from your accumulation value in the guaranteed interest account. In that case, if we postpone payment for more than 31 days, we will pay you interest at 3 percent annual rate for the period during which payment is postponed.

     If mandated under applicable law, we may block an owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an owner and owner's account to government regulators.

     POLICY CHARGES

     We assess certain charges against premiums and accumulation value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

     SERVICES AND BENEFITS WE PROVIDE:

          -    the death benefit, cash, and loan benefits under the Policy;

          -    investment options, including premium payment allocations;

          -    administration of elective options; and

          -    the distribution of reports to owners.

     COSTS AND EXPENSES WE INCUR:

          - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Agreements);

          - overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

          - other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

     RISKS WE ASSUME:

          - that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

          - that the costs of providing the services and benefits under the Policies exceed the charges we assess.

     PREMIUM CHARGE Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the net premium) to your Policy's accumulation value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed 7.0 percent of each premium.

     ACCUMULATION VALUE CHARGES We assess the following charges against your accumulation value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge;
     (3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge;
     (5) a Cash Extra Charge; (6) certain transaction charges; (7) a Surrender Charge; and (8) charges for any Agreements you elect.

     Some of the accumulation value charges depend on the "risk class" of the insured. The risk class of an insured is based upon the insured's "underwriting class" and "tobacco class."

     The underwriting class of the insured represents the level of mortality risk that we assume. The tobacco class refers to the tobacco use habits of the insured.

          1. MONTHLY POLICY CHARGE. The Monthly Policy Charge is currently $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of face amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

          2. POLICY ISSUE CHARGE. We assess a monthly Policy Issue Charge for the first ten years following issuance of the Policy and for the first ten years following any increase in face amount. The charge varies based upon the age, gender and risk class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The Policy Issue Charge for your Policy is shown on the policy data pages of the Policy.

          3. COST OF INSURANCE CHARGE. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (insured's age, gender, risk class, and face amount) that would cause it to vary from Policy to Policy and from monthly policy anniversary to monthly policy anniversary. We calculate the Cost of Insurance Charge separately for the initial face amount and for any increase in face amount, each a coverage layer. If we approve an increase in your Policy's face amount, a different risk class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in face amount.

               The cost of insurance charge for a coverage layer is the net amount at risk for the coverage layer multiplied by the applicable cost of insurance rate. The net amount at risk varies with investment performance, the payment of premiums and the assessment of policy charges. The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the data pages of your Policy, minus the accumulation value of the Policy.

               COST OF INSURANCE RATES The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the initial face amount shown on the policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in face amount will be shown on the policy data pages we send to you at the time of the increase in face amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. Any change in the cost of insurance rates will apply to all persons of the same age, risk class, and number of full years insurance has been in force.

               In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

          4. MORTALITY AND EXPENSE RISK CHARGE. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

               This charge currently is equal to an annual rate of .030 percent of the accumulation value less the loan account value of the Policy in policy years 1-10. Currently, we do not assess a charge after the 10th policy year. We reserve the right to increase this charge to a maximum rate of .075 percent of the accumulation value of the Policy.

               If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

          5. CASH EXTRA CHARGE. We may assess a monthly charge to compensate us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, risk class and age. The charge is defined as a level cost per thousand dollars of face amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the policy data pages of the Policy.

          6. TRANSACTION CHARGES. We may assess certain transaction charges if you elect to make a policy change, take a partial surrender, or transfer accumulation value among the sub-accounts and the guaranteed interest account. We assess transaction charges from the accumulation value of your Policy.

               a. POLICY CHANGE TRANSACTION CHARGE. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a policy change such as an increase or decrease in face amount, a change in death benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

               b. PARTIAL SURRENDER TRANSACTION CHARGE. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining accumulation value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

               c. TRANSFER TRANSACTION CHARGE. We currently allow you to make 12 transfers among the sub-accounts and the guaranteed interest account each policy year free of charge. We assess $10 for the 13th and each additional transfer made during a policy year to compensate us for the costs of processing these transfers. We assess the charge from the amount being transferred. We guarantee the Transfer Transaction Charge will not exceed $25.

                    For purposes of assessing the Transfer Transaction Charge, we consider all telephone, facsimile and/or written requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s).

          7. SURRENDER CHARGE. If your Policy terminates or you fully surrender your Policy during the first 10 policy years or within 10 years after any increase in face amount, we assess a surrender charge from your accumulation value and pay the remaining amount (less any unpaid policy charges, outstanding policy loan and accrued interest) to you. The payment you receive is called the surrender value.

               The surrender charge equals 1.40 times the lesser of: (1) 60 times the Policy Issue Charge for the initial face amount or the face amount increase as applicable, or (2) the sum of any remaining Policy Issue Charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period. Increases in face amount have their own surrender charge penalty period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

               We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

          8. CHARGES FOR AGREEMENTS. We assess monthly charges for supplemental insurance benefits you add to your Policy by Agreement.

               The Monthly Policy Charge, Policy Issue Charge, Cost of Insurance Charge, Mortality and Expense Risk Charge, Cash Extra Charge, and charges for Agreements, if any, are assessed in advance on the policy date and at every monthly policy anniversary.

               Charges will be assessed against the accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. If there is insufficient accumulation value in the guaranteed interest account and the sub-accounts, then we will assess charges against the loan account to the extent accumulation value in the loan account exceeds the amount of outstanding policy loans.

     SEPARATE ACCOUNT CHARGE We reserve the right to charge or make provision for any taxes payable by us with respect to the Account or the Policies for changes to federal or state tax laws that occur after issuance of the Policy. No such charge or provision is made at the present time.

     PORTFOLIO EXPENSES The value of the net assets of each sub-account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the sub-account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

     OTHER POLICY PROVISIONS

     DEFERRAL OF PAYMENT Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in good order at our home office.

     We reserve the right to defer the payment of proceeds under the Policy, including policy loans, for up to six months from the date of your request, if such payment would be taken from your accumulation value in the guaranteed interest account. In that case, if we postpone payment, other than a policy loan payment, for more than 31 days, we will pay you interest at 3 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and death benefit proceeds from the sub-accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of policy owners.

     If mandated under applicable law, we may block a policy owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or death benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about a policy owner and the owner's account to government regulators.

     BENEFICIARY When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

     If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

     You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, we will require the written consent of the irrevocable beneficiary.

     Your written request to change the beneficiary will not be effective until it is recorded at our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any death benefit proceeds we have paid before your request was recorded in our home office records.

     SUPPLEMENTAL AGREEMENTS

     The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. We may assess monthly charges for these Agreements from accumulation value. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

     WAIVER OF PREMIUM AGREEMENT The Waiver of Premiums Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

     WAIVER OF CHARGES AGREEMENT The Waiver of Charges Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

     FAMILY TERM AGREEMENT -- CHILDREN The Family Term Agreement -- Children provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first policy anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

     ACCELERATED BENEFITS AGREEMENT The Accelerated Benefit Agreement allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first policy anniversary, again without underwriting approval. There is no separate charge for the Agreement.

     DEATH BENEFIT GUARANTEE AGREEMENT The Death Benefit Guarantee Agreement provides that the Policy will remain in force even if the accumulation value is not sufficient to cover monthly charges when due, as long as the Death Benefit Guarantee value (as defined in the Agreement) less any outstanding Policy loans is greater than zero. This Agreement is available at issue without underwriting approval and may not be added after issue. We assess a separate monthly charge for this Agreement.

     TERM INSURANCE AGREEMENT The Term Insurance Agreement provides additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

     OVERLOAN PROTECTION AGREEMENT The Overloan Protection Agreement provides that the Policy will not terminate because of a policy loan even where the accumulation value of the Policy is insufficient to cover policy charges. This Agreement is available at issue without underwriting approval. The policy owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the death benefit payable under the Policy will be the minimum death benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy death benefit by the amount of the loan account. We assess a one-time charge when the Agreement is exercised.


     INTEREST ACCUMULATION AGREEMENT The Interest Accumulation Agreement is available after September 1, 2008. The Interest Accumulation Agreement provides additional death benefit for policy owners that have elected the Sum of Premiums death benefit option. Once exercised, this Agreement will provide additional death benefit equal to the Interest Accumulation Agreement increase factor chosen by the policy owner times the difference between the total death benefit and the face amount of the Policy. This Agreement is available at issue subject to underwriting approval and may be added after the first policy anniversary subject to underwriting approval. The additional death benefit provided under this Agreement will be subject to monthly cost of insurance charges.


OTHER MATTERS

     FEDERAL TAX STATUS

     INTRODUCTION The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

     TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT We are taxed as a "life insurance company" under the Code. The operations of the Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Account or on capital gains arising from the Account's activities. The Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Account or the Policies.

     In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

     TAX STATUS OF THE POLICY In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the assets held in the Account, which is the variable account underlying the Policy. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the assets held in the Account.

     In addition, the Code requires that the investments of the Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

     TAX TREATMENT OF POLICY BENEFITS

     GENERAL We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the policy owner will not be deemed to be in constructive receipt of the policy accumulation value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be classified as a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS Policies classified as MECs are subject to the following tax rules:

          1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the Policy only after all gain has been distributed.

          2. Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

          3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59(1)/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

     If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the policy owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

     Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

     SETTLEMENT OPTIONS Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

     MULTIPLE POLICIES Under the Code, all MECs issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

     INVESTMENT IN THE POLICY Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

     POLICY LOANS In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

     OVERLOAN PROTECTION AGREEMENT Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

     WITHHOLDING To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

     OTHER TAXES The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

     The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation-skipping transfer and other taxes.

     CONTINUATION OF POLICY BEYOND AGE 100 While we intend for the Policy to remain in force through the insured's age 121, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

     OTHER TRANSACTIONS Changing the policy owner may have tax consequences. Pursuant to

     Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

     BUSINESS USES OF POLICY The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

     Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under
     Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     SPLIT-DOLLAR ARRANGEMENTS A tax adviser should be consulted with respect to the 2003 split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of the Act's effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the Policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption.

     The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a Policy should consult a tax adviser.

     VOTING RIGHTS

     We will vote the Fund shares held in the various sub-accounts of the Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's accumulation value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Account. Proportional voting may result in a small number of policy owners determining the outcome of the vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

          - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners, or

          - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

     In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through special notice.

     COMPENSATION PAID FOR THE SALE OF POLICIES

     Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the policy charges described elsewhere in this prospectus.

     PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL Commissions to registered representatives of Securian Financial on the sale of Policies include up to 50 percent of gross premium in the first 2 years following policy issue or an increase in face amount and up to 6 percent of the gross premium in years 3 through 5 following issue or increase in face amount. Beginning in policy year 6 we will also pay compensation of up to 0.10 percent of the accumulation value.

     In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, either we or Securian Financial will pay credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits based on their contract with us.

     We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

     PAYMENTS TO BROKER-DEALERS We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker dealers amounts to compensate them for training and education meetings for their registered representatives.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

     LEGAL PROCEEDINGS

     As an insurance company, we are ordinarily involved in litigation. We are of the opinion that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Account, the ability of Securian Financial to perform its contract with the Account or the ability of Minnesota Life to meet its obligations under the Policies.

     FINANCIAL STATEMENTS

     The financial statements of Minnesota Life are contained in the Statement of Additional Information. No financial information for the Account is included in this prospectus because no variable universal life policies utilizing the Account have been sold. Therefore, you should consider our financial statements only as bearing on our ability to meet our obligations under the Policy. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

     REGISTRATION STATEMENT


     We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about the Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about the Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.


     The table of contents for the Statement of Additional Information is as follows:


          General Information and History
          Services
          Additional Information
          Underwriters
          Underwriting Procedures
          Settlement Options
          Illustrations
          Experts
          Other Information

     Investment Company Act No. 811-22093

APPENDIX -- GLOSSARY

     ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

     ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the guaranteed interest account and the loan account.

     AGE: The issue age plus the number of complete policy years elapsed.

     AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

     APPLICATION: The form completed by the proposed insured and/or proposed owner when applying for coverage under the Policy. This includes any:

          -    amendments or endorsements;

          -    supplemental applications; or

          -    reinstatement applications.

     BENEFICIARY(IES): The person(s) so named in the application, unless later changed, to whom any death benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

     CODE: The U.S. Internal Revenue Code of 1986, as amended.

     DEATH BENEFIT: The amount payable to the beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

     FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

     FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our home office and receive a refund.

     FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

     GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

     GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

     GUARANTEED INTEREST ACCOUNT: The portion of the general account of Minnesota Life Insurance Company, which is attributable to the Policy and policies of this class, exclusive of policy loans. Accumulation value in the guaranteed interest account accrues interest at no less than a guaranteed minimum rate.

     HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.

     INITIAL FACE AMOUNT: The face amount on the policy date.

     INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The initial minimum premium is the monthly initial minimum premium shown on the policy data pages multiplied by three (3) months plus the number of complete months from the policy date to the date of payment.

     ISSUE AGE: The insured's age at nearest birthday as of the policy date.

     LOAN ACCOUNT: Part of our general account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account and the guaranteed interest account as collateral for policy loans.

     MEC: A modified endowment contract, as defined under the Code.

     NET AMOUNT AT RISK: The value equal to the death benefit as of the most recent monthly policy anniversary divided by the net amount at risk divisor (as shown on the policy data pages), and reduced by the Policy accumulation value at the beginning of the policy month, before deduction of the current month's cost of insurance charge.

     NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

     OWNER (YOU, YOUR): The person named in the application as the owner, unless later changed.

     PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of planned premiums may not necessarily keep the Policy in force.

     POLICY ANNIVERSARY: The same day and month as your policy date for each succeeding year your policy remains in force. A monthly policy anniversary is the same day as your policy date for each succeeding month your policy remains in force.

     POLICY DATE: The date shown on the policy data pages, which is the date from which we determine policy anniversaries, policy years, and monthly policy anniversaries.

     POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding policy loan balance under your Policy.

     POLICY YEAR: A year that starts on the policy date or on a policy anniversary.

     PORTFOLIO: A separate investment Portfolio of a Fund. Each sub-account invests exclusively in one Portfolio of a Fund.

     RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

     SEC: The Securities and Exchange Commission, a United States government agency.

     SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each sub-account's assets exclusively in shares of one Portfolio.

     SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The surrender value equals the accumulation value, less any unpaid policy charges, any outstanding policy loan, and unpaid policy loan interest and any applicable surrender charge.

     TERMINATION: When your Policy terminates without value after a grace period. You may reinstate a terminated Policy, subject to certain conditions.

     TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

     UNDERWRITING CLASS: The classification of the insured, representing the assumed level of mortality risk that we assume.

     UNIT: A measure of your interest in a sub-account of the Minnesota Life Individual Variable Universal Life Account.

     UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each sub-account.

     VALUATION DATE: A valuation date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a sub-account does not value its shares. A valuation date ends at the close of trading on the NYSE for that day.

     WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a written request.

                       STATEMENT OF ADDITIONAL INFORMATION

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                           SAINT PAUL, MINNESOTA 55101

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 May 1, 2008

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
SERVICES
ADDITIONAL INFORMATION
UNDERWRITERS
UNDERWRITING PROCEDURES
SETTLEMENT OPTIONS
ILLUSTRATIONS
EXPERTS
OTHER INFORMATION

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On June 12, 2007, our Board of Trustees established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services.

ADDITIONAL INFORMATION

ASSIGNMENT The Policy may be assigned. Any assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the NASD, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

Commissions to registered representatives of Securian Financial on the sale of Policies include up to 50 percent of gross premium in the first 2 years following policy issue or an increase in face amount and up to 6 percent of the gross premium in years 3 through 5 following issue or increase in face amount. Beginning in policy year 6 we will also pay compensation of up to 0.10 percent of the accumulation value.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 CSO Composite gender distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

     OPTION 1 - INTEREST PAYMENTS

     We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

     OPTION 2 - PAYMENTS FOR A SPECIFIED PERIOD

     We will make payments for a specified number of years.

     OPTION 3 - LIFE INCOME

     We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender.

     OPTION 4 - PAYMENTS OF A SPECIFIED AMOUNT

     We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

The tables illustrate a Policy issued to an insured male age 40 in the standard non-tobacco risk class with a Level Death Benefit Option. The tables assume an initial face amount of $500,000 and an annual planned premium payment of $6,000. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the guaranteed interest account.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.42 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.13 percent, representing the arithmetic average of the 2006 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.07 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.12 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.62 and 5.38 percent. Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.50 and 5.50 percent on the current charges illustration.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 and 6 percent than it does now.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option, Increasing Option or Sum of Premiums Option death benefit is illustrated.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this statement, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 ACCUMULATOR VUL
                       DEATH BENEFIT OPTION--LEVEL OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                     MALE ISSUE AGE 40, STANDARD NON-TOBACCO
                         INITIAL FACE AMOUNT -- $500,000
                            $6,000 ANNUAL PREMIUM(1)
                      USING MAXIMUM CONTRACTUAL CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.62% NET                                    5.38% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
  1        41      $6,000     $ 3,143        $     0         $500,000      $  3,399       $      0         $500,000
  2        42       6,000       6,175              0          500,000         6,884              0          500,000
  3        43       6,000       9,084              0          500,000        10,444              0          500,000
  4        44       6,000      11,862            849          500,000        14,076          3,062          500,000
  5        45       6,000      14,490          3,476          500,000        17,758          6,744          500,000
  6        46       6,000      16,959          8,148          500,000        21,485         12,674          500,000
  7        47       6,000      19,278         12,670          500,000        25,267         18,659          500,000
  8        48       6,000      21,441         17,036          500,000        29,097         24,692          500,000
  9        49       6,000      23,503         21,300          500,000        33,034         30,831          500,000
 10        50       6,000      25,451         25,451          500,000        37,068         37,068          500,000
 15        55       6,000      39,015         39,015          500,000        65,427         65,427          500,000
 20        60       6,000      45,094         45,094          500,000        94,304         94,304          500,000
 25        65       6,000      40,120         40,120          500,000       120,960        120,960          500,000
 30        70       6,000      16,840         16,840          500,000       139,535        139,535          500,000
 35        75       6,000           0              0                0       140,916        140,916          500,000
 40        80       6,000           0              0                0        95,752         95,752          500,000
 45        85           0           0              0                0             0              0                0
 50        90           0           0              0                0             0              0                0
 55        95           0           0              0                0             0              0                0
 60       100           0           0              0                0             0              0                0
 65       105           0           0              0                0             0              0                0
 70       110           0           0              0                0             0              0                0
 75       115           0           0              0                0             0              0                0
 80       120           0           0              0                0             0              0                0

(1) A premium payment of $6,000 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 40, standard non-tobacco risk class used for the purposes of this illustration is $1.65. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 ACCUMULATOR VUL
                       DEATH BENEFIT OPTION--LEVEL OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                     MALE ISSUE AGE 40, STANDARD NON-TOBACCO
                         INITIAL FACE AMOUNT -- $500,000
                            $6,000 ANNUAL PREMIUM(1)
                            USING CURRENT CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.50% NET                                    5.50% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
  1        41      $6,000     $ 3,786        $     0         $500,000     $    4,066     $        0       $  500,000
  2        42       6,000       7,508              0          500,000          8,308              0          500,000
  3        43       6,000      11,157            143          500,000         12,725          1,711          500,000
  4        44       6,000      14,731          3,717          500,000         17,324          6,310          500,000
  5        45       6,000      18,216          7,202          500,000         22,101         11,087          500,000
  6        46       6,000      21,609         12,798          500,000         27,060         18,249          500,000
  7        47       6,000      24,913         18,305          500,000         32,215         25,607          500,000
  8        48       6,000      28,124         23,718          500,000         37,571         33,166          500,000
  9        49       6,000      31,276         29,074          500,000         43,175         40,972          500,000
 10        50       6,000      34,364         34,364          500,000         49,032         49,032          500,000
 15        55       6,000      55,649         55,649          500,000         91,123         91,123          500,000
 20        60       6,000      72,843         72,843          500,000        142,932        142,932          500,000
 25        65       6,000      83,897         83,897          500,000        206,724        206,724          500,000
 30        70       6,000      85,047         85,047          500,000        285,976        285,976          500,000
 35        75       6,000      70,572         70,572          500,000        389,083        389,083          500,000
 40        80       6,000      24,162         24,162          500,000        532,230        532,230          558,841
 45        85       6,000           0              0                0        718,817        718,817          754,758
 50        90       6,000           0              0                0        950,506        950,506          998,031
 55        95       6,000           0              0                0      1,250,498      1,250,498        1,263,003
 60       100       6,000           0              0                0      1,667,185      1,667,185        1,667,185
 65       105       6,000           0              0                0      2,211,778      2,211,778        2,211,778
 70       110       6,000           0              0                0      2,923,538      2,923,538        2,923,538
 75       115       6,000           0              0                0      3,853,781      3,853,781        3,853,781
 80       120       6,000           0              0                0      5,069,572      5,069,572        5,069,572

(1) A premium payment of $6,000 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 40, standard non-tobacco risk class used for the purposes of this illustration is $0.83. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries as of December 31, 2006, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose report thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

PART C: OTHER INFORMATION

Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.


Item 27.  Directors and Officers of the Minnesota Life Insurance Company



NAME AND PRINCIPAL                                   POSITION AND OFFICES
BUSINESS ADDRESS                                     WITH MINNESOTA LIFE
----------------                                     -------------------
Brian C. Anderson                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                                 Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN 55425

John W. Castro                                   Director
Merrill Corporation
One Merrill Circle
St. Paul, MN 55108

Jenean C. Cordon                                 Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

John J. Coughlan                                 Director
XATA Corporation
151 East Cliff Road
Burnsville, MN 55337

Susan L. Ebertz                                  Vice President - Group Insurance
Minnesota Life Insurance Company                 Services
400 Robert Street North
St. Paul, MN 55101

Robert J. Ehren                                  Senior Vice President - Life
Minnesota Life Insurance Company                 Product Manufacturing
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                                Vice President - Individual
Minnesota Life Insurance Company                 Underwriting and Claims
400 Robert Street North
St. Paul, MN 55101

Sara H. Gavin                                    Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN 55437

John F. Grundhofer                               Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN 55402

Thomas A. Gustafson                              Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mark B. Hier                                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

John H. Hooley                                   Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

James E. Johnson                                 Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Wilford J. Kavanaugh                             Vice President - Securian
Minnesota Life Insurance Company                 Distribution Management
400 Robert Street North
St. Paul, MN 55101

Daniel H. Kruse                                  Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Richard L. Manke                                 Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Anthony J. Martins                               Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Jean Delaney Nelson                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert M. Olafson                                Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

H. Geoffrey Peterson
Vice President Minnesota Life Insurance Company
400 Robert Street North
St. Paul,  MN  55101

Kathleen L. Pinkett                              Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                              Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dwayne C. Radel                                  Director, Senior Vice President and
Minnesota Life Insurance Company                 General Counsel
400 Robert Street North
St. Paul, MN 55101

Trudy A. Rautio                                  Director
Carlson
701 Carlson Parkway
Minnetonka, MN 55305-8215

Robert L. Senkler                                Chairman, President and Chief
Minnesota Life Insurance Company                 Executive Officer
400 Robert Street North
St. Paul, MN 55101

Gregory S. Strong                                Senior Vice President
Minnesota Life Insurance Company                 and Treasurer
400 Robert Street North
St. Paul, MN 55101

Nancy R. Swanson                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Randy F. Wallake                                 Director, Executive Vice President
Minnesota Life Insurance Company                 & Vice Chair
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Nancy L. Winter                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                                Director, Executive Vice President
Minnesota Life Insurance Company                 and Chief Financial Officer
400 Robert Street North
St. Paul, MN 55101


Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company
     CNL Financial Corporation (Georgia)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, L.L.C. (Indiana)
     Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network Insurance Agency, Inc. (Massachusetts)

Wholly-owned subsidiaries of CNL Financial Corporation:

     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)
     Commodore National Reinsurance Company, Ltd.

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Majority-owned subsidiary of  Securian Financial Group, Inc.:

     Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life

Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

               Variable Fund D
               Variable Annuity Account
               Minnesota Life Variable Life Account
               Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
               Securian Life Variable Universal Life Account

          (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., of each director and officer of Securian Financial Services, Inc. is as follows:

NAME AND PRINCIPAL                  POSITIONS AND OFFICES
BUSINESS ADDRESS                    WITH UNDERWRITER
---------------------------------   --------------------------------
Kimberly K. Carpenter               Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

George I. Connolly                  President, Chief Executive
Securian Financial Services, Inc.   Officer and Director
400 Robert Street North
St. Paul, MN 55101

Lynda S. Czarnetzki                 Vice President - Financial
Securian Financial Services, Inc.   Management and Treasurer
400 Robert Street North
St. Paul, MN 55101

Richard A. Diehl                    Vice President and
Securian Financial Services, Inc.   Chief Investment Officer
400 Robert Street North
St. Paul, MN 55101

Scott C. Thorson                    Vice President - Operations
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

Allen L. Peterson                   Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

Dwayne C. Radel                     Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                    Vice President, Chief Compliance
Securian Financial Services, Inc.   Officer and Secretary
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                   Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

          (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     NAME OF         NET UNDERWRITING   COMPENSATION ON
    PRINCIPAL          DISCOUNTS AND     REDEMPTION OR     BROKERAGE        OTHER
   UNDERWRITER          COMMISSIONS      ANNUITIZATION    COMMISSIONS   COMPENSATION
   -----------          -----------      -------------    -----------   ------------
Securian Financial
   Services, Inc.            $0                --              --             --

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation


Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, File No. 333-144604, the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Paul and the State of Minnesota on the 28th day of February, 2008.



                                MINNESOTA LIFE INDIVIDUAL VARIABLE
                                UNIVERSAL LIFE ACCOUNT
                                                 (Registrant)

                                By: MINNESOTA LIFE INSURANCE COMPANY
                                                  (Depositor)


                                By
                                  ----------------------------------------------
                                                Robert L. Senkler
                                              Chairman of the Board,
                                      President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 28th day of February, 2008.



                                       MINNESOTA LIFE INSURANCE COMPANY
                                           (Depositor)


                                       By
                                         ---------------------------------------
                                                   Robert L. Senkler
                                          Chairman of the Board, President and
                                                Chief Executive Officer



As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated.



              SIGNATURE                     TITLE                                       DATE
              ---------                     -----                                       ----
-------------------------------             Chairman, President and                     February 28, 2008
Robert L. Senkler                           Chief Executive Officer

*
-------------------------------             Director
Mary K. Brainerd


-------------------------------             Director
John W. Castro

*
-------------------------------             Director
John J. Coughlan

*
-------------------------------             Director
Sara H. Gavin

*
-------------------------------             Director
John F. Grundhofer

-------------------------------             Director
John H. Hooley

*
-------------------------------             Director
Dennis E. Prohofsky

*
-------------------------------             Director
Dwayne C. Radel

*
-------------------------------             Director
Trudy A. Rautio

*
-------------------------------             Director
Randy F. Wallake

*
-------------------------------             Director
Warren J. Zaccaro

                                            Executive Vice President                    February 28, 2008
-------------------------------             and Chief Financial Officer
Warren J. Zaccaro                           (chief financial officer)

                                            Executive Vice President                    February 28, 2008
-------------------------------             and Chief Financial Officer
Warren J. Zaccaro                           (chief accounting officer)

                                            Senior Vice President, Chief                February 28, 2008
-------------------------------             Actuary and Treasurer
Gregory S. Strong                           (treasurer)

                                            Director and Attorney-in-Fact               February 28, 2008
-------------------------------
Dwayne C. Radel



* Pursuant to power of attorney dated February 11, 2008, a copy of which is filed herewith.

                                  EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
26(a)            Resolution of the Board of Directors of Minnesota Life Insurance Company
                 establishing the Minnesota Life Individual Variable Universal Life Account,
                 previously filed on July 16, 2007 as exhibit 26(a) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604, Initial
                 Registration Statement, is hereby incorporated by reference.

26(b)            Not Applicable.

26(c)(1)         Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 14, 2007 as exhibit 26(c)(1) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(2)         General Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 14, 2007 as exhibit 26(c)(2) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(c)(3)         Distribution Agreements between and among Minnesota Life Insurance Company and
                 Securian Financial Services, Inc., previously filed on December 14, 2007 as exhibit
                 26(c)(3) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(d)(1)         Minnesota Life Accumulator Variable Adjustable Universal Life Policy 07-660 Variable
                 Universal Life, previously filed on July 16, 2007 as exhibit 26(d)(1) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(2)         Family Term Agreement - Children, form 07-904U, previously filed on July 16, 2007 as exhibit 26(d)(2) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(3)         Overloan Protection Agreement, form 07-910, previously filed on July 16, 2007 as exhibit 26(d)(3) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(4)         Waiver of Charges Agreement, form 07-919, previously filed on July 16, 2007 as exhibit 26(d)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(5)         Allocation Options For New Issue, form F48653 Rev 5-2006, previously filed on July 16, 2007 as exhibit 26(d)(5) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(6)         Unisex Endorsement, form E. 1510, previously filed on July 16, 2007 as exhibit 26(d)(6) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(7)         Death Benefit Guarantee Agreement, form 07-947, previously filed on July 16, 2007 as exhibit 26(d)(7) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(8)         Term Insurance Agreement, form 06-944R, previously filed on July 16, 2007 as exhibit
                 26(d)(8) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(9)         Exchange of Insureds Agreement, form 06-914, previously filed on July 16, 2007 as exhibit 26(d)(9) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(10)        Accelerated Benefit Agreement, form 02-931, previously filed on July 16, 2007 as exhibit 26(d)(10) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(11)        Waiver of Premium Agreement, form 06-917, previously filed on July 16, 2007 as exhibit
                 26(d)(11) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(12)        Interest Accumulation Agreement, form 08-948.

26(e)(1)         Application Part 1 - New Issue, form F59410 Rev 3-2006, previously filed on July 16, 2007 as exhibit 26(3)(1) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(e)(2)         Application Part 3 - New Issue, form F59536 Rev 3-2006, previously filed on July 16, 2007 as exhibit 26(3)(2) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference

26(e)(3)         Policy Change Application Part 3 (Underwriting Required) - Agreements and Authorizations,
                 form F59534 Rev 3-2006, previously filed on July 16, 2007 as exhibit 26(e)(3) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Initial
                 Registration Statement, is hereby incorporated by reference.

26(e)(4)         Policy Change Application - No Underwriting Required, form F59537 Rev 3-2006, previously filed on July 16, 2007 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal
                 Life Account's Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(e)(5)         Policy Change Application Part 1 - (Underwriting Required), form F59538 Rev 3-2006, previously filed on July 16, 2007 as exhibit 26(e)(5) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Initial Registration Statement, is
                 hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as exhibit 27(f)(1) to Minnesota Life's
                 Variable Life Account's Form N-6, File Number 333-109853,
                 Initial Registration Statement, on October 21, 2003, is hereby incorporated by reference.

26(f)(2) Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6, File Number
                 333-120704, Initial Registration Statement, on November 23,
                 2004, is hereby incorporated by reference.

26(g)            YRT Reinsurance Template; Reinsurance Agreement between Minnesota Life
                 Insurance Company and Reinsurer, previously filed on December 14, 2007 as exhibit 26(g) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number
                 1, is hereby incorporated by reference.

26(h)(1)(i)      Shareholder Information Agreement between Advantus Series Fund, Inc.
                 and Minnesota Life Insurance Company, filed on April 20, 2007 as
                 Exhibit 26(h)(1)(iv) to Registrant's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(1)(ii)     Participation Agreement among Advantus Series Fund, Inc., Advantus
                 Capital Management, Inc. and Minnesota Life Insurance Company -
                 Previously filed on September 7, 2007 as Exhibit 23(h)(3) to Advantus Series
                 Fund, Inc.'s Form N-1A, File Number 2-96990, Post-Effective Amendment Number
                 35, is hereby incorporated by reference.

26(h)(2)         Participation Agreement among Minnesota Life Insurance Company, Securian
                 Financial Services, Inc., AllianceBernstein L.P., AllianceBernstein
                 Variable Products Series Fund, Inc. and AllianceBernstein Investments,
                 Inc., previously filed on December 14, 2007 as exhibit 26(h)(2) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(i)      Amended and Restated Participation Agreement among Variable Insurance
                 Products Fund, Fidelity Distributors Corporation and Minnesota Life
                 Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to
                 Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number
                 17, is hereby incorporated by reference.

26(h)(3)(ii)     First Amendment to Amended and Restated Participation Agreement among
                 Minnesota Life Insurance Company, Fidelity Distributors Corporation,
                 Variable Insurance Products Fund, Variable Insurance Products Fund II,
                 Variable Insurance Products Fund III and Variable Insurance Products Fund
                 IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(i)      Fund Participation Agreement by and among Minnesota Life Insurance Company,
                 Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS
                 Distributors, Inc., previously filed on December 14, 2007 as exhibit
                 26(h)(4)(ii) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(4)(ii)     Rule 22c-2 Agreement by and between Financial Investors Variable Insurance
                 Trust and Minnesota Life Insurance Company, previously filed on December
                 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(i)      Participation Agreement as of May 1, 2000 between Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.
                 Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(i) to Minnesota Life Variable Life Account's Form N-6, File Number
                 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(5)(ii)     Amendment to Participation Agreement as of May 1, 2000 between Franklin
                 Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(ii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on April 30,
                 2003, is hereby incorporated by reference.

26(h)(5)(iii)    Amendment No. 2 to Participation Agreement between Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(iii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is
                 hereby incorporated by reference.

26(h)(5)(iv)     Amendment No. 3 to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company and Securian Financial Services, Inc,
                 previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable
                 Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment
                 Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(5)(v)      Amendment No. 4 to Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota
                 Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's
                 Form N-6, File Number 33-64395, Post-Effective Amendment Number 13,
                 on April 21, 2006, is hereby incorporated by reference.

26(h)(5)(vi)     Amendment No. 5 to Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin/Templeton Distributors, Inc., and
                 Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account's Form N-4, File Number
                 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(5)(vii)    Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and
                 Minnesota Life Insurance Company previously filed on September 6, 2007, as exhibit 24(c)(i)(u) to Variable Annuity Account's Form N-4, File
                 Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(viii)   Amendment No. 6 to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                 previously filed on December 14, 2007 as exhibit 26(h)(5)(viii) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(6)(i)      Fund Participation Agreement (Institutional Shares) between Janus Aspen
                 Series, Janus Distributors, Inc. and Minnesota Life Insurance Company,
                 previously filed on December 14, 2007 as exhibit 26(h)(6)(i) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(6)(ii)     Rule 22c-2 Shareholder Information Agreement between Janus Capital
                 Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus
                 Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as
                 Exhibit 26(h)(2)(viii) to Registrant's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)      Participation Agreement among Vanguard Variable Insurance Fund, The
                 Vanguard Group, Inc., Vanguard Marketing Corporation and Minnesota Life
                 Insurance Company, previously filed on December 14, 2007 as exhibit
                 26(h)(7)(i) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(8)(i)      Participation Agreement as of September 19, 2003 between Minnesota Life
                 Insurance Company and Waddell & Reed, Inc. previously filed as
                 Exhibit 27(h)(15) to Registrant's Form N-6, File Number 333-96383,
                 Pre-Effective Amendment #1, on February 19, 2004, is hereby incorporated by reference.

26(h)(8)(ii)     Amendment Number One to the Target Funds Participation Agreement among
                 Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target
                 Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 33-64395, Post-Effective
                 Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(8)(iii)    Shareholder Information Agreement among Ivy Funds Distributor, Inc.,
                 Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20,
                 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File Number
                 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(8)(iv)     Second Amendment to Target Funds Participation Agreement by and among
                 Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target
                 Funds, Inc., previously filed on December 14, 2007 as exhibit 26(h)(8)(iv)
                 to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(9)(i)      Participation Agreement among The Universal Institutional Funds, Inc., Morgan
                 Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota
                 Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(z)
                 to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective
                 Amendment Number 3, is hereby incorporated by reference.

26(h)(9)(ii)     Amendment to Schedule A to the Participation Agreement among The Universal
                 Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan
                 Stanley Investment Management Inc., and Minnesota Life Insurance Company,
                 previously filed on December 14, 2007 as exhibit 26(h)(9)(ii) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(9)(iii)    Van Kampen Life Investment Trust Shareholder Information Agreement among
                 Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life
                 Insurance Agreement previously filed in September 6, 2007 as exhibit
                 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-140230,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(1)(i)      Investment Accounting Agreement between Securian Financial Group, Inc. and
                 State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(q) to
                 Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective
                 Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)     First Amendment to Investment Accounting Agreement between Securian
                 Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life
                 Variable Universal Life Account's Form N-6, File Number 333-132009,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)      Administration Agreement between Securian Financial Group, Inc. and State Street
                 Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable
                 Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1,
                 on February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)     First Amendment to Administration Agreement between Securian Financial
                 Group, Inc. and State Street Bank and Trust Company, previously filed on
                 August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable
                 Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(3)         Administrative Services master letter, Schedule A, and Schedule B between
                 AllianceBernstein Investments, Inc. and the Insurer, previously filed on
                 December 14, 2007 as exhibit 26(i)(3) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(4)         Amended and Restated Service Contract in connection with Fidelity Variable
                 Insurance Products Fund, Variable Insurance Products Fund II, Variable
                 Insurance Products Fund III, Variable Insurance Products Fund IV, and
                 Variable Insurance Products Fund V, previously filed on December 14, 2007 as exhibit 26(i)(4) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number
                 1, is hereby incorporated by reference.

26(j)            Not Applicable.

26(k)            Opinion and Consent of Michael P. Boyle.

26(l)            Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m)            Calculation.

26(n)            Consent of KPMG, to be filed by subsequent amendment.

26(o)            Not Applicable.

26(p)            Not Applicable.

26(q)            Redeemability exemption, previously filed on December 14, 2007 as exhibit
                 26(q) to Minnesota Life Individual Variable Universal Life Account's Form
                 N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(r)            Minnesota Life Insurance Company - Power of Attorney to Sign
                 Registration Statements.